SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) - December 20, 2005

                                 B&D Food, Corp.
             (Exact name of Registrant as specified in its Charter)

          Delaware                    000-21247                51-0373976
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(State or Other Jurisdiction         (Commission            (I.R.S. Employer
of Incorporation or Organization)    File Number)          Identification No.)

575 Madison Avenue, Suite 1006, New York, New York             10027-2511
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(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (212) 937-8456
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                                 Not Applicable
          (Former Name or Former Address, if Changed since Last Report)

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Item 1.01. Entry into a Material Definitive Agreement.

      On December 20, 2005, B&D Food, Corp. (the "Company"), issued a convertible promissory note in the amount of $250,000 to EGFE (the "Note"). The Note matures on December 20, 2007. The Note may be converted into shares of the Company's common stock par value $0.001 (the "Common Stock") six months after issuance at a discount of 10% of the average closing price per share for the Common Stock as recorded on the OTC Bulletin Board for the ten trading days prior to conversion. A form of the note is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9. Financial Statements and Exhibits.

            (a)   Not Applicable.

            (b)   Not Applicable.

            (c)   Not Applicable.

            (d)   Exhibits.

                  Exhibit 10.1- Convertible Promissory Note issued by the Company in favor of EGFE dated December 20, 2005.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                  B&D FOOD, CORP.


Date: December 21, 2005                           By: /s/ Daniel Ollech
                                                      --------------------------
                                                  Name:  Daniel Ollech
                                                  Title: Chief Executive Officer


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

                                  EXHIBIT INDEX

  Exhibit Number                             Description
  --------------                             -----------

       10.1 Convertible Promissory Note issued by the Company in favor of EGFE dated December 20, 2005


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